CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Preferred stock, shares authorized	10,000,000	10,000,000
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, shares authorized	25,000,000	25,000,000
Common stock, shares issued	6,921,352	6,913,636
Common stock, shares outstanding	6,921,352	6,913,636